UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2007

Commission file number: 000-51364

Sino Gas International Holdings, Inc.
(Exact name of small business issuer as specified in its charter)

Utah	32-0028823
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(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

No.18 Zhong Guan Cun Dong St.
Haidian District
Beijing, P. R. China 100083
(Address of Principal Executive Offices)

011-86-10-82600527
(Issuer's telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act
(17CFR240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Securities Purchase Agreement:

On September 7, 2007, Sino Gas International Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement with a number of institutional investors (the “Investors”) providing for the sale to the Investors of a total of 8,300,000 shares of the Company’s Common Stock (the “Shares”) for an aggregate purchase price of $18,766,700 (or $2.25 per Share). The transaction (the “New Financing”) is expected to close on or about September 10, 2007.

The Securities Purchase Agreement contains representations and warranties of the Company and the Investors which are customary for transactions of this type. The Securities Purchase Agreement also obligates the Company to indemnify the Investors for any losses arising out of any breach of the agreement or failure by the Company to perform with respect to the representations, warranties or covenants contained in the agreement.

The Securities Purchase Agreement contains certain covenants on the part of the Company, including the following:

•
The Company is required to deliver 1,500,000 additional shares of Common Stock to the investors on a pro rata basis for no additional consideration in the event that (a) the Company’s after-tax net income for the fiscal year ending December 31, 2008 is less than $11,000,000 or (b) the evaluation of the Company’s internal controls for the fiscal year ended December 31, 2008 as required by Section 404 of the Sarbanes Oxley Act reveals a “material weakness” within the meaning of PCAOB Auditing Standard No 2.

•
Promptly following the closing, but no later than 90 days after the closing, the Company and certain of its stockholders that reside in the People’s Republic of China (“PRC”) are required to deliver documentation to the Investors evidencing that each such stockholder has complied with the registration requirements under Circular 75 issued by the State Administration of Foreign Exchange of the PRC on October 21, 2005, titled "Notice Regarding Certain Administrative Measures on Financing and Inbound Investments by PRC Residents Through Offshore Special Purpose Vehicles", effective as of November 1, 2005 ("Circular 75"), or any successor rule or regulation under PRC law, in relation to their acquisition of shares of the Company.

•
The Company is required to take such actions as are required to ensure that none of its directors and executive officers shall sell shares of Common Stock that such director or executive officer beneficially owns as of the closing date during the period commencing on the closing date and ending on the date that is 60 days following the effective date of the registration statement registering the Shares of the Investors without the consent of the Investors.

•	During the six months following the Closing Date, the Company may not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

In connection with the transaction the Company has agreed to issue to Roth Capital Partners, LLC, warrants to purchase 271,075 shares of Common Stock exercisable for a period of three years at an exercise price equal to 110% of the Common Stock on the closing date of the transaction and a transaction fee equal to 6.5% of the gross proceeds of the transaction.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement with the Investors on September 7, 2006 (the “New Investors Registration Rights Agreement.” The New Investors Registration Rights Agreement requires the Company to file with the SEC a "resale" registration statement on Form SB-2 (the “Registration Statement”) providing for the resale of all of the Shares for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The Company has agreed, among other things, to prepare and file an initial registration statement within 45 days of the closing date to register for resale by the Investors of all of the Shares and to cause that registration statement to be declared effective by the earlier to occur of (i) 150 days after the closing date, or (ii) the third trading day following the day the Company receives notice from the SEC that the initial registration statement will not be reviewed or is no longer subject to further review and comments.

The Company has also agreed to file a subsequent registration statement covering 100% of the remaining Shares (or such lesser number as the SEC deems appropriate), if any Shares could not be registered through the initial registration statement, by the later of (i) for the first subsequent registration statement required to be filed after the initial registration statement, 30 days after the six-month anniversary of the effective date of the initial registration statement (or thirty days following the earliest practical date on which the Company is permitted by SEC guidance to file such additional Registration Statement, if earlier) and for all subsequent registration statements, 30 days after the six-month anniversary of the effective date of the immediately preceding registration statement required to be filed under the New Investors Registration Rights Agreement and (ii) for the initial registration statement, the sixtieth day following such time as 75% of all registrable securities which are included in the initial registration statement have been sold and for all subsequent registrations statements, the sixtieth day following such time as 75% of all registrable securities which are included in the immediately preceding registration statement required to be filed under Section 2(b) have been sold, as applicable.

The failure of the Company to meet this schedule and other timetables provided in the registration rights agreement could result in the imposition of liquidated damages. However, in no event will any liquidated damages be payable by the Company on Shares that the SEC deems not appropriate for registration pursuant to Rule 415.

Warrant Purchase Agreement and New Registration Rights Agreement with Prior Investors.

On September 7, 2007, in connection with the Securities Purchase Agreement, the Company entered into a Warrant Purchase Agreement, Amendment and Waiver (“WPA”) with the holders of its outstanding Warrants and Series B Preferred Stock, who acquired those securities in transactions in the fall of 2006 (the “Prior Investors”) under two stock purchase agreements (the “Prior Stock Purchase Agreements), pursuant to which simultaneously with the Closing:

•	The Company is to purchase all of its outstanding Class A and Class B Warrants from the Prior Investors for $3,500,000.

•	The Company’s Class C Warrants are to be amended as follows:

o	The exercise price is to be changed to $3.375.

o	Section 4(d) (the anti-dilution provision) is to be waived and deleted in its entirety.

o	A call provision is to be added.

•
The Company is to purchase all of its outstanding Class D Warrants from the Prior Investors for a purchase price of 770,897 shares of Series B Preferred Stock or preferred stock with substantially identical designations.

•
All of the outstanding Class J Warrants (totaling 1,988,698 warrants) and all of the outstanding Class E Warrants (totaling 1,094,891 warrants) are to be exchanged for the right to purchase up to 3,083,589 Shares in the current financing under the Securities Purchase Agreement described above.

•
The existing registration rights agreements relating to the securities held by the Prior Investors are to be terminated (with no penalties or other payments due thereunder to Investors) and a new registration rights agreement is to be executed with the Prior Investors (the “Prior Investors Registration Rights Agreement”). The Prior Investors Registration Rights Agreement provides, among other things, that all shares of Common Stock currently held by the Prior Investors (other than the shares of Common Stock to be issued to Vision Opportunity Master Fund (“Vision”) in the New Financing, which are subject to the New Investors Registration Rights Agreement), including any shares of Common Stock underlying any convertible or exerciseable securities held by Vision prior to the New Financing, will be registered for resale according to a specified schedule after the effectiveness of the Registration Statement to be filed in connection with the New Financing.

•
The Lockup Agreement entered into on September 7, 2006 by and among the Investors and Company’s management in connection with the Stock Purchase Agreements is to be terminated and of no further force or effect. A new lock up will be entered into on the Closing Date.

•
Section 3.21 of the Prior Stock Purchase Agreements (and the relevant provisions of the related escrow agreement) are to be amended to reflect that the income target discussed therein will be $7,900,000 (without taking into account the proceeds raised in the New Financing).

•
The stock purchase agreements under which the Prior Investors acquired their securities are to be amended by the deletion from each of Section 3.22 in its entirety. Accordingly, the Investors will have no rights under Section 3.22 of those agreements to adjustments to the number of shares issuable upon conversion of their Series B Preferred Stock; provided, however, that the Prior Investors will receive, upon the Closing, an aggregate of 700,000 shares of Series B Preferred Stock or substantially identical preferred stock, in proportion to their initial purchases of Series B Preferred Shares in the fall of 2006. The Prior Investors will also receive, upon the closing of the New Financing, warrants to purchase 271,074 shares of Common Stock, having a strike price equal to 110% of the Company’s Common Stock on the closing date of the New Financing and having a term of three years.

•
The definition of “Permitted Financing” contained in Section 3.23(b) of the Prior Stock Purchase Agreements is to be amended to include the New Financing. The effect of this amendment is to make certain rights to participate in new financings that the Prior Investors have under the Prior Stock Purchase Agreements inapplicable to the New Financing.

For further information about the Prior Stock Purchase Agreements and the transactions in which the Prior Investors acquired their securities, please see our current reports on Form 8-K filed with the SEC on September 13 and October 26, 2006.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to Item 1.01 for information relating to the issuance of securities pursuant to the Securities Purchase Agreement. The securities to be issued in this transaction will be issued in connection with a private placement exempt from the registration requirements of Section 5 of the Securities Act, pursuant to the terms of Section 4(2) of that Act.

Item 3.02 Material Modification to Rights of Security Holders

Reference is made to Item 1.01 for information relating to the modification of the rights of holders of our Series B Preferred Stock and our Warrants.

Item 5.03 Amendments to Articles of Incorporation of Bylaws

As described in Item 1.01 above, in connection with the New Financing, the Company will issue to the Prior Investors a total of 1,470,897 shares of Series B Preferred Stock (770,897 shares as the purchase price for the repurchase of the Company’s outstanding Class D Warrants and 700,000 shares in connection with the deletion of Section 3.22 of the Prior Stock Purchase Agreements). Because the Company did not have a sufficient number of Series B Preferred Shares designated, it will issue some of those shares in a new series of preferred stock, the Series B-1 Preferred Stock, consisting of 3,000,000 shares with designations substantially identical with those of the Series B Preferred Shares. In order to issue the Series B-1 Preferred, the Company submitted a Certificate of Designation to the Secretary of State of the State of Utah in order to create the series and designate its terms. Upon acceptance of the filing of the Certificate of Designation by the Secretary of State, the Certificate of Designation will form a part of the Company’s Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.s

Date: September 10, 2007

Sino Gas International Holdings, Inc.

By:	/s/
Fang Chen
Chief Financial Officer